Exhibit 99.1

Financial News Release

Advanced Energy Reports First Quarter 2024 Results

●	Revenue was $327.5 million, below guidance
●	GAAP EPS from continuing operations was $0.15, within the guidance range
●	Non-GAAP EPS was $0.58, within the guidance range

DENVER, Colo., May 1, 2024 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), a global leader in highly engineered, precision power conversion, measurement, and control solutions, today announced financial results for the first quarter ended March 31, 2024.

“Early signs of improving demand give us confidence that the first quarter was a trough for the year and that through the remainder of 2024, revenue will improve with meaningfully higher profitability driven by our actions to expand gross margins and control spending,” said Steve Kelley, president and CEO of Advanced Energy. “Looking forward, I believe that broad customer acceptance of our new products and technologies will drive share gains as our markets recover.”

Quarter Results

Revenue was $327.5 million in the first quarter of 2024, compared with $405.3 million in the fourth quarter of 2023 and $425.0 million in the first quarter of 2023.

GAAP net income from continuing operations was $5.8 million or $0.15 per diluted share in the quarter, compared with $37.9 million or $1.01 per diluted share in the prior quarter, and $31.8 million or $0.84 per diluted share a year ago.

Non-GAAP net income was $21.9 million or $0.58 per diluted share in the first quarter of 2024. This compares with $46.7 million or $1.24 per diluted share in the fourth quarter of 2023, and $47.0 million or $1.24 per diluted share in the first quarter of 2023.

Advanced Energy generated $8.0 million in cash flow from continuing operations during the quarter and paid $3.8 million in quarterly dividends.

A reconciliation of GAAP and non-GAAP measures is provided in the tables below.

Second Quarter 2024 Guidance

Based on the Company’s current view, beliefs, and assumptions, guidance is within the following ranges:

Q2 2024
Revenue	$ 350 million +/- $20 million
GAAP EPS from continuing operations	$0.25 +/- $0.25
Non-GAAP EPS	$0.73 +/- $0.25

Conference Call

Management will host a conference call today, May 1, 2024, at 2:30 p.m. Eastern Time to discuss the third quarter financial results. To participate in the live earnings conference call, please dial 877-407-0890 approximately ten minutes prior to the start of the meeting and an operator will connect you. International participants can dial +1-201-389-0918. A webcast will also be available on our investor web page at ir.advancedenergy.com in the Events & Presentations section. The archived webcast will be available approximately two hours following the end of the live event.

About Advanced Energy

Advanced Energy Industries, Inc. (Nasdaq: AEIS) is a global leader in the design and manufacture of highly engineered, precision power conversion, measurement and control solutions for mission-critical applications and processes. Advanced Energy’s power solutions enable customer innovation in complex applications for a wide range of industries including semiconductor equipment, industrial production, medical and life sciences, data center computing, networking, and telecommunications. With engineering know-how and responsive service and support for customers around the globe, the company builds collaborative partnerships to meet technology advances, propels growth of its customers and innovates the future of power. Advanced Energy has devoted four decades to perfecting power. It is headquartered in Denver, Colorado, USA. For more information, visit www.advancedenergy.com.

Advanced Energy | Precision. Power. Performance. Trust.

For more information, contact:

Andrew Huang

Advanced Energy Industries, Inc.

970-407-6555

ir@aei.com

Non-GAAP Measures

This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. The non-GAAP results presented below exclude the impact of non-cash related charges, such as stock-based compensation, amortization of intangible assets, and long-term unrealized foreign exchange gains and losses. In addition, we exclude discontinued operations and other non-recurring items such as acquisition-related costs, facility expansion and related costs, restructuring, asset impairments, and other charges, as they are not indicative of future performance. The tax effect of our non-GAAP adjustments represents the anticipated annual tax rate applied to each non-GAAP adjustment after consideration of their respective book and tax treatments. In addition, the tax effect also includes a discrete tax benefit associated with the release of a portion of our deferred tax asset valuation allowance.

The non-GAAP measures included in this release are not prepared in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. We believe that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges, non-economic foreign currency remeasurements, and other cash charges which are not part of our usual operations. We use these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends, and evaluate financial impacts of various scenarios. In addition, management’s incentive plans include these non-GAAP measures as criteria for achievements. Additionally, we believe that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. To gain a complete picture of all effects on our financial results from any and all events, management does (and investors should) rely upon the GAAP measures as well, as the items excluded from non-GAAP measures may contribute to not accurately reflecting the underlying performance of the company’s continuing operations for the period in which they are incurred. Furthermore, the use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures.

Forward-Looking Statements

This release and statements we make on the above announced conference call contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this report that are not historical information are forward-looking statements. For example, statements relating to our beliefs, expectations and plans are forward-looking statements, as are statements that certain actions, conditions, or circumstances will continue. The inclusion of words such as "anticipate," "expect," "estimate," "can," "may," "might," "continue," "enables," "plan," "intend," "should," "could," "would," "likely," "potential," or "believe," as well as statements that events or circumstances "will" occur or continue, indicate forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) supply chain disruptions and component shortages that may impact our ability to timely manufacture products and deliver to customers; (b) the effects of global macroeconomic conditions upon demand for our products and services, including supply chain cost increases, inflationary pressures, economic downturns, and volatility and cyclicality of the industries we serve; (c) the impact of political and geographical risks, including trade and export regulations, other effects of international disputes, war, terrorism, or geopolitical tensions; (d) managing backlog orders; (e) our ability to develop new products expeditiously and be successful in the design win process; (f) delays in capital spending by end-users in our served markets; (g) the risks and uncertainties related to the integration of acquired companies including SL Power Electronics; (h) the continuing spread of COVID-19 and its potential adverse impact on our operations; (i) our ability to avoid additional costs and lawsuits after the solar inverter wind-down; (j) the accuracy of our assumptions on which our financial statement projections are based; (k) the timing of orders received from customers; (l) our ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (m) unanticipated changes to management’s estimates, reserves or allowances; and (n) changes and adjustments to the tax expense and benefits related to the U.S. tax law changes, any of which could negatively impact our customers’ and our presence, operations, and financial results. These and other risks are described in Advanced Energy’s Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC’s website at www.sec.gov. Copies may also be obtained from Advanced Energy’s investor relations page at ir.advancedenergy.com or by contacting Advanced Energy’s investor relations at 970-407-6555. Forward-looking statements are made and based on information available to us on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. We assume no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share data)

	Three Months Ended
	March 31,		December 31,
	2024	2023	2023
Revenue, net	$327,475	$425,040	$405,271
Cost of revenue	214,646	269,929	262,405
Gross profit	112,829	155,111	142,866
Gross margin %	34.5%	36.5%	35.3%

Operating expenses:
Research and development	49,836	51,610	49,025
Selling, general, and administrative	55,124	55,358	54,932
Amortization of intangible assets	6,947	7,062	7,068
Restructuring, asset impairments, and other charges	245	1,043	18,071
Total operating expenses	112,152	115,073	129,096
Operating income	677	40,038	13,770

Interest income	12,645	3,585	12,810
Interest expense	(7,127)	(2,730)	(7,198)
Other income (expense), net	1,379	(1,405)	(3,184)
Income from continuing operations, before income tax	7,574	39,488	16,198
Income tax provision (benefit)	1,787	7,736	(21,693)
Income from continuing operations	5,787	31,752	37,891
Loss from discontinued operations, net of income tax	(571)	(831)	(389)
Net income	$5,216	$30,921	$37,502

Basic weighted-average common shares outstanding	37,359	37,475	37,297
Diluted weighted-average common shares outstanding	37,687	37,757	37,585

Earnings per share attributable to Advanced Energy Industries, Inc:

Continuing operations:
Basic earnings per share	$0.15	$0.85	$1.02
Diluted earnings per share	$0.15	$0.84	$1.01

Discontinued operations:
Basic loss per share	$(0.02)	$(0.02)	$(0.01)
Diluted loss per share	$(0.02)	$(0.02)	$(0.01)

Net income:
Basic earnings per share	$0.14	$0.83	$1.01
Diluted earnings per share	$0.14	$0.82	$1.00

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands)

	March 31,	December 31,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$1,017,780	$1,044,556
Accounts receivables, net	247,510	282,430
Inventories	361,337	336,137
Other current assets	44,990	48,771
Total current assets	1,671,617	1,711,894

Property and equipment, net	175,453	167,665
Operating lease right-of-use assets	106,167	95,432
Other assets	135,627	136,448
Goodwill and intangible assets, net	435,224	445,318
Total assets	$2,524,088	$2,556,757

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$137,934	$141,850
Other accrued expenses	123,009	156,254
Current portion of long-term debt	20,000	20,000
Current portion of operating lease liabilities	17,049	17,744
Total current liabilities	297,992	335,848

Long-term debt	891,495	895,679
Other long-term liabilities	191,718	181,048
Long-term liabilities	1,083,213	1,076,727

Total liabilities	1,381,205	1,412,575

Total stockholders' equity	1,142,883	1,144,182
Total liabilities and stockholders’ equity	$2,524,088	$2,556,757

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

(in thousands)

	Three Months Ended March 31,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$5,216	$30,921
Less: loss from discontinued operations, net of income tax	(571)	(831)
Income from continuing operations, net of income tax	5,787	31,752

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	16,952	16,523
Stock-based compensation	11,005	6,801
Amortization of debt issuance costs and debt discount	816	128
Deferred income tax benefit	(9)	(617)
Loss (gain) on disposal and sale of assets	(7)	115
Unrealized gain on investment	(441)	—
Changes in operating assets and liabilities, net of assets acquired	(26,110)	(22,822)
Net cash from operating activities from continuing operations	7,993	31,880
Net cash from operating activities from discontinued operations	(710)	(2,069)
Net cash from operating activities	7,283	29,811

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of long-term investments	(2,092)	—
Purchases of property and equipment	(16,629)	(16,210)
Net cash from investing activities	(18,721)	(16,210)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on long-term borrowings	(5,000)	(5,000)
Dividend payments	(3,810)	(3,814)
Net payments related to stock-based awards	(5,327)	(1,991)
Net cash from financing activities	(14,137)	(10,805)

EFFECT OF CURRENCY TRANSLATION ON CASH	(1,201)	51

NET CHANGE IN CASH AND CASH EQUIVALENTS	(26,776)	2,847
CASH AND CASH EQUIVALENTS, beginning of period	1,044,556	458,818
CASH AND CASH EQUIVALENTS, end of period	$1,017,780	$461,665

ADVANCED ENERGY INDUSTRIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

(in thousands)

Net Revenue by Market	Three Months Ended
	March 31,		December 31,
	2024	2023	2023
Semiconductor Equipment	$179,903	$194,209	$191,375
Industrial and Medical	83,418	123,020	108,600
Data Center Computing	41,902	59,659	62,853
Telecom and Networking	22,252	48,152	42,443
Total	$327,475	$425,040	$405,271

Net Revenue by Geographic Region	Three Months Ended
	March 31,		December 31,
	2024	2023	2023
North America	$134,079	$180,942	$187,240
Asia	151,943	179,183	169,700
Europe	40,553	62,566	47,501
Other	900	2,349	830
Total	$327,475	$425,040	$405,271

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended
	March 31,		December 31,
	2024	2023	2023
Gross profit from continuing operations, as reported	$112,829	$155,111	$142,866
Adjustments to gross profit:
Stock-based compensation	829	383	472
Facility expansion, relocation costs and other	1,308	957	1,146
Acquisition-related costs	44	53	44
Non-GAAP gross profit	115,010	156,504	144,528
Non-GAAP gross margin	35.1%	36.8%	35.7%

Operating expenses from continuing operations, as reported	112,152	115,073	129,096
Adjustments:
Amortization of intangible assets	(6,947)	(7,062)	(7,068)
Stock-based compensation	(10,176)	(6,418)	(7,716)
Acquisition-related costs	(1,266)	(878)	(1,372)
Restructuring, asset impairments, and other charges	(245)	(1,043)	(18,071)
Non-GAAP operating expenses	93,518	99,672	94,869
Non-GAAP operating income	$21,492	$56,832	$49,659
Non-GAAP operating margin	6.6%	13.4%	12.3%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended
	March 31,		December 31,
	2024	2023	2023
Income from continuing operations, less non-controlling interest, net of income tax	$5,787	$31,752	$37,891
Adjustments:
Amortization of intangible assets	6,947	7,062	7,068
Acquisition-related costs	1,310	931	1,416
Facility expansion, relocation costs, and other	1,308	957	1,146
Restructuring, asset impairments, and other charges	245	1,043	18,071
Unrealized foreign currency loss (gain)	(1,757)	1,053	2,728
Tax effect of non-GAAP adjustments, including certain discrete tax benefits	(622)	(1,121)	(28,030)
Non-GAAP income, net of income tax, excluding stock-based compensation	13,218	41,677	40,290
Stock-based compensation, net of tax	8,694	5,304	6,387
Non-GAAP income, net of income tax	$21,912	$46,981	$46,677

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

Reconciliation of non-GAAP measure - per share earnings excluding certain items	Three Months Ended
	March 31,		December 31,
	2024	2023	2023
Diluted earnings per share from continuing operations, as reported	$0.15	$0.84	$1.01
Add back:
Per share impact of non-GAAP adjustments, net of tax	0.43	0.40	0.23
Non-GAAP earnings per share	$0.58	$1.24	$1.24

Reconciliation of Q2 2024 Guidance
	Low End	High End

Revenue	$330 million	$370 million

Reconciliation of non-GAAP earnings per share
GAAP earnings per share	$0.00	$0.50
Stock-based compensation	0.29	0.29
Amortization of intangible assets	0.19	0.19
Restructuring, asset impairments, and other charges	0.10	0.10
Tax effects of excluded items	(0.10)	(0.10)
Non-GAAP earnings per share	$0.48	$0.98